Performance Share Units - Schedule of Assumptions Used to Determine the Grant Date Fair Value and Associated Compensation Expense (Detail) - Performance Shares - USD ($) $ in Millions	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Company enterprise value	$ 4,560	$ 3,760
Equity volatility	34.00%	35.00%
Weighted average risk-free interest rate	1.96%	1.94%